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                                RSI SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RSI SYSTEMS, INC.
5593 West 78th Street
Edina, Minnesota 55439

          THE SHAREHOLDERS OF RSI SYSTEMS, INC.:

          We are providing additional materials to supplement the Proxy Statement for the Annual Meeting of Shareholders of RSI Systems, Inc. which was previously mailed to you on December 5, 2000. The additional materials should be read in conjunction with such Proxy Statement.

Very truly yours,
/s/ Richard F. Craven
Richard F. Craven Chairman of the Board
December 18, 2000

RSI SYSTEMS, INC.
5593 West 78th Street
Edina, Minnesota 55439

PROXY STATEMENT SUPPLEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
January 4, 2001

INTRODUCTION

          As a supplement to the Proxy Statement previously mailed to shareholders on December 5, 2000, the enclosed additional materials are being provided to you. These materials were inadvertently omitted from the Proxy Statement.

          The Company expects that these definitive additional materials will be mailed to shareholders on December 20, 2000.

Information About the Board and its Committees

          The Audit committee of the Board of Directors has a written charter, entitled ”RSI Systems, Inc. Audit Committee Charter” (Audit Committee Charter). The Audit Committee Charter has been adopted by the Board of Directors, and is found in Appendix A to this definitive additional material.

          For purposes of defining independence of members of the Audit Committee, the Company uses the NASD listing standards. Two of the members of the Audit Committee, Mr. Byron G. Shaffer and Mr. S. Albert Hanser, are considered independent. Mr. Richard F. Craven, is not considered independent.

          In connection with the Audit Committee Charter, the Audit Committee has issued an Audit Committee Report, which is found in appendix B to this definitive additional material.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Richard F. Craven
Richard F. Craven Chairman of the Board
Edina, Minnesota December 18, 2000

Appendix A

RSI Systems, Inc.
Audit Committee Charter

Organization

          This charter governs the operations of the RSI Systems, Inc. Audit Committee (Committee), which is a standing Committee of the RSI Systems, Inc. Board of Directors. The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The Committee shall be appointed by the board of directors and shall comprise at least three directors, at least two of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, [or shall become financially literate within a reasonable amount of time after appointment to the Committee,] and it is desirable, but not required, that at least one member shall have accounting or related financial management expertise.

Statement of Policy and Purpose

          The audit Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs and activities as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Process

          The primary responsibility of the audit Committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate ”tone” for quality financial reporting, sound business risk practices, and ethical behavior.

           The following shall be the principal recurring processes of the audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	Independent Auditors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit Committee, as representatives of the Company’s shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

•	Independent Audits and Annual Report. The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s activities to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall discuss with the independent auditors, with and without management present, the results of their examinations and the annual audit. The discussion should include any areas of concern, including any matters required to be communicated to the Committee by the independent auditors under generally accepting auditing standards, and particularly as to the impact any matter may have on the Company’s financial matters and related reporting thereof.

The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

•	Reviews of Interim Periods and Related Reports. The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-QSB and other filings with financial regulatory bodies such as the SEC. Also, the Committee shall review and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and any other matters of concern relating to the Company’s financial statements and disclosures. The chair of the Committee may represent the entire Committee for the purposes of this review.

•	Accounting principles. The Committee shall review material changes in accounting principles and their applicability to the Company, review and approve the application of accounting policies and procedures and any proposed changes thereof relative to the Company’s financial statements.

•	Other Matters. The Committee shall monitor policies and address conflicts of interest as well as unethical, questionable or illegal activities by Company employees, particularly as to any impact they may have on the Company’s financial matters and related reporting thereof. The Committee shall also, as considered necessary, review legal, environmental, code of ethics, and related matters with the Company’s legal counsel, particularly as to any impact they may have on the company’s financial matters and related reporting thereof. The Committee shall also, as considered necessary, review retirement plan activities, investment policies and banking/credit grantor relationships and compliance with any financing or similar covenants.

•	Report of Audit Committee. The Committee shall periodically report to the Board of Directors, not less than annually, concerning the foregoing, which report shall contain recommendations as appropriate, including recommendations for changes in the Charter of the Committee.

Appendix B

Report of the Audit Committee
FY 2000

          The RSI Systems, Inc. Audit Committee (Committee) oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the RSI Systems, Inc. Annual Report 2000 with management. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

          The Committee reviewed with the independent auditors, Lund Koehler Cox & Arkema LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

          The Committee discussed with the independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting, and any other matters of concern.

          In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2000 for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of Lund Koehler Cox & Arkema LLP for the Company’s annual audit for the subsequent fiscal year.

/s/ Richard F. Craven, Audit Committee Chair
/s/ Byron G. Shaffer, Audit Committee Member
/s/ S. Albert Hanser, Audit Committee Member

November 10, 2000